SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  Wells Fargo Alternative Strategies Fund
(the “Fund”)

On July 5, 2018, Wells Fargo Asset Management announced the sale of its majority stake in The Rock Creek Group, L.P. (“Rock Creek”), the Fund’s primary sub-adviser, to Rock Creek’s founder and management team (the “Sale”). The Sale is expected to close shortly, but no later than the end of August.

The Sale will constitute a “change of control” of Rock Creek (as defined in the Investment Company Act of 1940, as amended). As Rock Creek is a party to each of the Fund’s existing sub-advisory agreements, the Sale will result in an assignment of each of the Fund’s existing sub-advisory agreements, triggering the automatic termination of all such agreements.

At a meeting held on August 14-15, 2018 (the “Meeting”), the Board of Trustees of Wells Fargo Funds Trust (the “Board”) approved: (1) liquidation of the Fund pursuant to a plan of liquidation; (2) closing the Fund to new investors and to new investments by existing investors, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date; and (3) new sub-advisory agreements with each of the following existing sub-advisers of the Fund effective upon the close of the Sale to manage the Fund until its liquidation: Rock Creek; Chilton Investment Company, LLC; Ellington Global Asset Management, LLC; Mellon Capital Management Corporation; Sirios Capital Management, L.P.; and Wellington Management Company, LLP.

The Fund is closed to new investors and additional investments from existing shareholders, subject to the exceptions noted above, effective at the close of business on August 17, 2018.   The liquidation of the Fund is expected to occur after close of business on or about October 12, 2018.

Class A shareholders of the Fund that hold their shares through the liquidation of the Fund will be permitted to use the liquidation proceeds from the redemption of Fund shares to purchase Class A shares of any other Wells Fargo Fund without the imposition of a front-end sales charge for a period of 90 days following the date of liquidation, subject to certain eligibility conditions to be determined by the officers, and shareholders of Class A and Class C shares of the Fund will not be charged any applicable Contingent Deferred Sales Charge if they elect to redeem their shares.

The Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not meet its investment objective and principal investment strategies. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. The likelihood or amount of any distribution cannot be determined at this time. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds on the settlement date in complete redemption of their shares.  Please consult with a tax advisor to determine your specific tax consequences, if any.

August 16, 2018                                                                                                          ALAM088/P703SP2